Notes Payable and Long-Term Debt (Details 2) (USD $)	12 Months Ended
Dec. 31, 2014
Notes Payable and Long-Term Debt
Adjusted leverage ratio, maximum	3.5
Minimum net worth base requirement	$ 1,870,445,000
Percentage of consolidated net income added to net worth base amount	25.00%
Maximum dividends per year	$ 25,000,000
Sum of subsidiary indebtedness and priority indebtedness as a percentage of consolidated tangible net worth, maximum	20.00%